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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 20, 2003


                          HOUSEHOLD FINANCE CORPORATION
                          -----------------------------

             (Exact name of registrant as specified in its charter)



                Delaware              1-75             36-1239445
            ----------------------------------------------------------
            (State or other    (Commission File      (IRS Employer
            jurisdiction of         Number)          Identification
            incorporation)                               Number)


           2700 Sanders Road, Prospect Heights, Illinois       60070
           ---------------------------------------------------------

             (Address of principal executive offices)     (Zip Code)


                                  847/564-5000
                                  ------------

               Registrant's telephone number, including area code

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Item 5. Other Events

        Set forth in the Exhibit hereto are selected consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation (the "Company"), a wholly owned subsidiary of Household International, Inc., for the years ended December 31, 2002, 2001 and 2000 and as of December 31, 2002 and 2001.

Item 7. Financial Statements and Exhibits

        (a)  Financial statements of business acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits.

             No.  Exhibit
             ---  -------

             12 Statement on the Computation of Ratio of Earnings to Fixed Charges.

             99 Selected consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation for the years ended December 31, 2002, 2001 and 2000 and as of December 31, 2002 and
                 December 31, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOUSEHOLD FINANCE CORPORATION
                                       -----------------------------
                                       (Registrant)



                                       By:  /s/ Steven L. McDonald
                                       ---------------------------
                                       Steven L. McDonald
                                       Executive Vice President and
                                       Chief Accounting Officer and Controller
                                       Household Finance Corporation

Dated: January 20, 2003